UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2007

BPI Energy Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32695	75-3183021

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30775 Bainbridge Road, Suite 280, Solon, Ohio		44139

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code       (440) 248-4200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On September 13, 2007, William J. Centa informed the Chairman of BPI Energy Holdings, Inc.’s Board of Directors that he was resigning as a director and as chairman of the audit committee, effective as of that date. Costa Vrisakis, a current independent director, has been appointed interim chairman of the audit committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPI Energy Holdings, Inc.
By:	/s/ James G. Azlein
James G. Azlein
Chief Executive Officer and President

Date: September 19, 2007